EXHIBIT 4.15

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                        AMENDED AND RESTATED DECLARATION
                                    OF TRUST
                           HSBC USA CAPITAL TRUST [ ]

                                [        ], [ ]

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

                           HSBC USA Capital Trust [ ]

                Certain Sections of this Declaration relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

  Trust Indenture                                            Trust Agreement
    Act Section                                                  Section
--------------------                                       -------------------
  Section 310 (a)(1)    ....................................... 2.01(b)
              (a)(2)    ....................................... 5.03
              (a)(3)    ....................................... 5.01, 5.02
              (a)(4)    ....................................... 3.06(a)(ii)
              (a)(5)    ....................................... 5.03(a)
              (b)       ....................................... 5.03(c)
  Section 311 (a)       ....................................... 3.06(a)(ii)
              (b)       ....................................... 3.06(a)(ii)
  Section 312 (a)       ....................................... 2.02
              (b)       ....................................... 2.02
              (c)       ....................................... 2.02
  Section 313 (a)       ....................................... 2.03
              (a)(4)    ....................................... 2.03
              (b)       ....................................... 2.03
              (c)       ....................................... 2.03
              (d)       ....................................... 2.03
  Section 314 (a)       ....................................... 2.04
              (b)       ....................................... Not Applicable
              (c)(1)    ....................................... 2.05
              (c)(2)    ....................................... 2.05
              (c)(3)    ....................................... Not Applicable
              (d)       ....................................... Not Applicable
              (e)       ....................................... 1.1, 2.05
  Section 315 (a)       ....................................... 3.09(b), 3.10(a)
              (b)       ....................................... 2.07
              (c)       ....................................... 3.09(b)
              (d)       ....................................... 3.08, 3.09
              (e)       ....................................... Not Applicable
  Section 316 (a)       ....................................... Not Applicable
              (a)(1)(A) ....................................... Not Applicable
              (a)(1)(B) ....................................... Not Applicable
              (a)(2)    ....................................... Not Applicable
              (b)       ....................................... 6.01
              (c)       ....................................... 9.02
  Section 317 (a)(1)    ....................................... Not Applicable
              (a)(2)    ....................................... Not Applicable
              (b)       ....................................... 7.05
  Section 318 (a)       ....................................... 2.01

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be part of the Declaration.

                                   ARTICLE I.

                         INTERPRETATION AND DEFINITIONS

     Section 1.01.   Definitions...............................................2

                                   ARTICLE II.

                               TRUST INDENTURE ACT

     Section 2.01.   Trust Indenture Act; Application..........................8

     Section 2.02.   Lists of Holders of Securities............................8

     Section 2.03.   Reports by the Property Trustee...........................9

     Section 2.04.   Periodic Reports to Property Trustee......................9

     Section 2.05.   Evidence of Compliance with Conditions Precedent..........9

     Section 2.06.   Events of Default; Waiver.................................9

     Section 2.07.   Event of Default; Notice.................................11

                                  ARTICLE III.

                                  ORGANIZATION

     Section 3.01.   Name.....................................................12

     Section 3.02.   Office...................................................12

     Section 3.03.   Purpose..................................................12

     Section 3.04.   Authority................................................12

     Section 3.05.   Title to Property of the Trust...........................13

     Section 3.06.   Powers and Duties of the Trustees and the
                     Administrators...........................................13

     Section 3.07.   Prohibition of Actions by the Trust and the Trustees.....17

     Section 3.08.   Powers and Duties of the Property Trustee................17

     Section 3.09.   Certain Duties and Responsibilities of the Trustees and
                     Administrators...........................................19

     Section 3.10.   Certain Rights of Property Trustee.......................21

     Section 3.11.   Delaware Trustee.........................................23

     Section 3.12.   Execution of Documents...................................24

     Section 3.13.   Not Responsible for Recitals or Issuance of Securities...24

     Section 3.14.   Duration of Trust........................................24

     Section 3.15.   Mergers..................................................24

                                   ARTICLE IV.

                                     SPONSOR

     Section 4.01.   Sponsor's Purchase of Common Securities..................26

     Section 4.02.   Responsibilities of the Sponsor..........................26

     Section 4.03.   Right to Proceed.........................................27

                                   ARTICLE V.

                           TRUSTEES AND ADMINISTRATORS

     Section 5.01.   Number of Trustees; Appointment of Co-Trustee............27

     Section 5.02.   Delaware Trustee.........................................27

     Section 5.03.   Property Trustee; Eligibility............................28

     Section 5.04.   Certain Qualifications of the Delaware Trustee
                     Generally................................................28

     Section 5.05.   Administrators...........................................29

     Section 5.06.   Delaware Trustee.........................................30

     Section 5.07.   Appointment, Removal and Resignation of Trustees.........30

     Section 5.08.   Vacancies Among Trustees.................................32

     Section 5.09.   Effect of Vacancies......................................32

     Section 5.10.   Meetings of the Trustees and the Administrators..........32

     Section 5.11.   Delegation of Power......................................33

     Section 5.12.   Merger, Conversion, Consolidation or Succession to
                     Business.................................................33

                                   ARTICLE VI.

                                  DISTRIBUTIONS

     Section 6.01.   Distributions............................................33

                                  ARTICLE VII.

                             ISSUANCE OF SECURITIES

     Section 7.01.   General Provisions Regarding Securities..................34

     Section 7.02.   Execution and Authentication.............................34

     Section 7.03.   Form and Dating..........................................35

     Section 7.04.   Registrar and Paying Agent...............................36

     Section 7.05.   Paying Agent to Hold Money in Trust......................37

     Section 7.06.   Replacement Securities...................................37

     Section 7.07.   Outstanding Capital Securities...........................37

     Section 7.08.   Capital Securities in Treasury...........................38

     Section 7.09.   Temporary Securities.....................................38

     Section 7.10.   Cancellation.............................................39

     Section 7.11.   CUSIP Numbers............................................39

                                  ARTICLE VIII.

                              DISSOLUTION OF TRUST

     Section 8.01.   Dissolution of Trust.....................................39

                                   ARTICLE IX.

                              TRANSFER OF INTERESTS

     Section 9.01.   Transfer of Securities...................................40

     Section 9.02.   Transfer Procedures......................................41

     Section 9.03.   Deemed Security Holders..................................43

     Section 9.04.   Book-Entry Interests.....................................43

     Section 9.05.   Notices to Clearing Agency...............................44

     Section 9.06.   Appointment of Successor Clearing Agency.................44

                                   ARTICLE X.

      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     Section 10.01.  Liability................................................44

     Section 10.02.  Exculpation..............................................45

     Section 10.03.  Fiduciary Duty...........................................45

     Section 10.04.  Indemnification..........................................46

     Section 10.05.  Outside Businesses.......................................49

                                   ARTICLE XI.

                                   ACCOUNTING

     Section 11.01.  Fiscal Year..............................................49

     Section 11.02.  Certain Accounting Matters...............................49

     Section 11.03.  Banking..................................................50

     Section 11.04.  Withholding..............................................50

                                  ARTICLE XII.

                             AMENDMENTS AND MEETINGS

     Section 12.01.  Amendments...............................................51

     Section 12.02.  Meetings of the Holders of Securities; Action by
                     Written Consent..........................................52

                                  ARTICLE XIII.

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

     Section 13.01.  Representations and Warranties of Property Trustee.......54

     Section 13.02.  Representations and Warranties of Delaware Trustee.......54

                                  ARTICLE XIV.

                                  MISCELLANEOUS

     Section 14.01.  Notices..................................................55

     Section 14.02.  Governing Law............................................56

     Section 14.03.  Intention of the Parties.................................56

     Section 14.04.  Headings.................................................57

     Section 14.05.  Successors and Assigns...................................57

     Section 14.06.  Partial Enforceability...................................57

     Section 14.07.  Counterparts.............................................57


ANNEX I         Terms of Securities..........................................I-1

EXHIBIT A-1     Form of Capital Securities..................................A1-1

EXHIBIT A-2     Form of Common Securities...................................A2-1

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                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                           HSBC USA CAPITAL TRUST [ ]

                                 [       ], [ ]


                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of [ ], [ ], by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

                  WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor established HSBC USA Capital Trust [ ] (formerly known as Republic New York Capital [ ]) (the "Trust"), a business trust formed under the Business Trust Act (as defined herein) pursuant to the Declaration of Trust, dated as of [ ], [ ], between the Delaware Trustee and the Sponsor and the Certificate of Trust filed with the Secretary of State of the State of Delaware (the "Secretary
of State") on [      ], [ ];

                  WHEREAS, the parties hereto intend to amend and restate the Original Declaration of Trust in order to change the name of the Trust and provide for the operation of the Trust; and

                  NOW, THEREFORE, it being the intention of the parties hereto that this Declaration constitute the governing instrument of the Trust as a business trust under the Business Trust Act, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

     Section 1.01 Definitions.

                  Unless the context otherwise requires:

            (a) Capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.01;

            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "the Declaration" or "this Declaration" are to this Declaration (including Annex I hereto and the Exhibits hereto) as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles and Sections and Annex I and Exhibits are to Articles and Sections of and Annex I and Exhibits to this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

            (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

            (g) a reference to the singular includes the plural and vice versa.

                  "Administrator" means each of Philip S. Toohey, Robert M. Butcher and Michael P. Doherty, solely in such Person's capacity as Administrator of the Trust created and continued hereunder and not in such Person's individual capacity, or such Administrator's successor in such capacity, or any successor appointed as herein provided.

                  "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent or Registrar.

                  "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York, New York or Buffalo, New York are authorized or required by law or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess. 3801 et seq., as it may be amended from time to time or any successor legislator.

                  "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Capital Securities" has the meaning specified in Section 7.01(a).

                  "Capital Securities Guarantee" means the guarantee agreement
dated as of [      ], [ ], of the Sponsor in respect of the Capital Securities.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Capital Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Time" means [    ], [    ], or such other time as
shall be agreed by the Trust and the Buyer as such terms are defined in the Underwriting Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

                  "Common Securities" has the meaning specified in Section 7.01(a).

                  "Common Securities Guarantee" means the guarantee agreement
dated as of [   ], [   ], of the Sponsor in respect of the Common Securities.

                  "Common Securities Subscription Agreement" means the
subscription agreement dated as of [   ], [   ], between the Trust and the
Sponsor.

                  "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the principal office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Four Albany Street, 4th Floor, New York, New York 10006, Attention: Corporate Market Services or at any other such address as the Property Trustee may designate from time to time by notice to the parties hereto.

                  "Covered Person" means (a) any Administrator, officer, director, trustee, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holders of the Securities.

                  "Debenture Issuer" means HSBC USA Inc., a Maryland corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Subscription Agreement" means the subscription
agreement dated as of [   ], [   ], between the Trust and the Sponsor.

                  "Debenture Trustee" means Bankers Trust Company, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the [ ]% Junior Subordinated Deferrable
Interest Debentures due [   ], [   ] of the Debenture Issuer issued pursuant to
the Indenture.

                  "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Delaware Trustee" has the meaning set forth in Section 5.02.

                  "Direct Action" has the meaning set forth in Section 3.08(e).

                  "Distribution" means a distribution payable to Holders of the Securities in accordance with Section 6.01.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" in respect of the Securities means an Event of Default or Default (each as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "FSA" means the Financial Supervisory Authority of the United Kingdom.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.04(b).

                  "Global Capital Securities" has the meaning set forth in
Section 7.03(a).

                  "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of [   ], [   ],
between the Debenture Issuer and the Debenture Trustee, as amended from time to time.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section 3.08(e).

                  "Liquidation Amount" with respect to any Security means the amount designated as such with respect thereto in Appendix I hereto.

                  "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Ministerial Action" has the meaning set forth in Annex I hereto.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by the following: the Chairman, a Vice Chairman, the President or a Vice President, and the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

                  "Paying Agent" has the meaning specified in Section 7.04.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" has the meaning set forth in Section
5.03(a).

                  "Property Trustee Account" has the meaning set forth in
Section 3.08(c).

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

                  "Registrar" has the meaning set forth in Section 7.04.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice president, any assistant vice president, any director, Managing Director, any associate or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Securities" or "Trust Securities" means the Common Securities and the Capital Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

                  "Special Event" has the meaning set forth in Annex I hereto.

                  "Sponsor" means HSBC USA Inc., a Maryland corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                  "Super Majority" has the meaning set forth in Section 2.06(a)(ii).

                  "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee (including the Property Trustee and the Delaware Trustee), so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

                  "Underwriting Agreement" means the purchase agreement for the initial offering and sale of the Capital Securities.

                                   ARTICLE II

                               TRUST INDENTURE ACT

     Section 2.01 Trust Indenture Act; Application.

            (a) This Declaration is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable to such an indenture, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 2.02 Lists of Holders of Securities.

            (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrators on behalf of the Trust and written notice of such fact is provided by an Administrator to the Property Trustee within such 14-day period, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations underss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     Section 2.03 Reports by the Property Trustee.

                  Within 60 days after December 31 of each year, commencing December 31, [ ], the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.


     Section 2.04 Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by ss. 314 (if any) and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

     Section 2.05 Evidence of Compliance with Conditions Precedent.


                  Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

     Section 2.06 Events of Default; Waiver.

            (a) The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.06(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

            (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

                (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
Section 2.06(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of the Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

            (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     Section 2.07 Event of Default; Notice.

            (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or premium, if any, or interest on any of the Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

            (b) Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Capital Securities, the Administrators and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrators shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

            (c) For purposes of this Section 2.07, the Property Trustee shall not be deemed to have knowledge of any default or Event of Default except:

                (i) a default under Sections 5.01(a) and 5.01(b) of the Indenture; or

                (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                  ARTICLE III

                                  ORGANIZATION

     Section 3.01 Name.

                  The Trust is named "HSBC USA Capital Trust [ ]", as such name may be modified from time to time by the Administrators following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

     Section 3.02 Office.

                  The address of the principal office of the Trust is c/o HSBC USA Inc., 452 Fifth Avenue, New York, New York 10018. On ten Business Days written notice to the Holders of the Securities and the Property Trustee, the Administrators may designate another principal office.

     Section 3.03 Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell the Trust Securities, (b) to use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     Section 3.04 Authority.

                  Except as specifically provided in this Declaration, the Property Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Property Trustee shall have the right, but shall not be obligated except as provided in
Section 3.06, to perform those duties assigned to the Administrators.

     Section 3.05 Title to Property of the Trust.

                  Except as provided in Section 3.08 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Property Trustee on behalf of the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     Section 3.06 Powers and Duties of the Trustees and the Administrators.

            (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                       (A)  the issuance and sale of the Securities;

                       (B) to cause the Trust to enter into, and to execute and
               deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including the Underwriting Agreement, the Common Securities Subscription Agreement, and the agreements with the Clearing Agency and the Paying Agent;

                       (C) assisting in the registration of the Capital
               Securities under the Securities Act, applicable state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                       (D) registration of the Capital Securities under the
               Exchange Act, if required or if and at such time as may be determined by the Sponsor, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                       (E) if deemed necessary or advisable by the Sponsor, the
               preparation for filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

                       (F) the sending of notices (other than notices of
               default) and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                       (G) the consent to the appointment of a Paying Agent,
               Transfer Agent and Registrar in accordance with this Declaration, which consent shall not be unreasonably withheld;

                       (H) execution of the Securities in accordance with this
               Declaration;

                       (I) execution and delivery of closing certificates,
               pursuant to the Capital Securities Subscription Agreement and the application for a taxpayer identification number;

                       (J) unless otherwise determined by the Property Trustee
               or the Holders of a Majority in Liquidation Amount of the Securities or Common Securities or as otherwise required by the Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                       (K) the taking of any action incidental to the foregoing
               as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                       (L) execution and delivery of letters or documents to, or
               instruments with, any Clearing Agency relating to the Capital Securities;

                       (M) to establish a record date with respect to all
               actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss. 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of the Capital Securities and Holders of the Common Securities as to such actions and applicable record dates; and

                       (N) to duly prepare and file all applicable tax returns
               and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

                (ii) As among the Trustees and the Administrators, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                       (A) the establishment of the Property Trustee Account;

                       (B) the receipt of the Debentures;

                       (C) the collection of interest, principal and any other
               payments made in respect of the Debentures in the Property Trustee Account;

                       (D) the distribution directly or through the Paying Agent
               of amounts owed to the Holders in respect of the Securities;

                       (E) the exercise of all of the rights, powers and
               privileges of a holder of the Debentures;

                       (F) the sending of notices of default and other
               information regarding the Securities and the Debentures to the Holders and the Administrators in accordance with this Declaration;

                       (G) the distribution of the Trust Property in accordance
               with the terms of this Declaration;

                       (H) to the extent provided in this Declaration, the
               winding up of the affairs of and dissolution and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation therefor with the Secretary of State;

                       (I) after any Event of Default (provided that such Event
               of Default is not by or with respect to the Property Trustee), the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                       (J) to take all action that may be necessary or
               appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                (iii) The Property Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or authority of the Administrators set forth in Section 3.06(a)(i)(E),
(F) and (H) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and, in the event of a conflict between the action of the Administrators and the action of the Property Trustee, the action of the Property Trustee shall prevail.

            (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to the Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Property Trustee shall at the sole cost and expense of the Trust defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

            (c) Notwithstanding anything herein to the contrary, the Administrators, the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, or fail to be classified as a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes. In this connection, the Property Trustee and the Holders of a majority of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Property Trustee and the Holders of a Majority in Liquidation Amount of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect the interests of the Holders of the Capital Securities or vary the terms of the Securities.

            (d) All expenses incurred by the Administrators or the Trustees pursuant to this Section 3.06 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

            (e) The assets of the Trust shall consist of the Trust Property.

            (f) Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Holders of Securities in accordance with this Declaration.

     Section 3.07 Prohibition of Actions by the Trust and the Trustees.

            (a) The Trust shall not, and the Property Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. The Trust shall not and the Property Trustee shall cause the Trust not to:

                (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                (ii) acquire any assets other than as expressly provided herein;

                (iii) possess Trust Property for other than a Trust purpose;

                (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                (vii) other than as provided in this Declaration, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     Section 3.08 Powers and Duties of the Property Trustee.

            (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.07. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c) The Property Trustee shall:

                (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee, and maintained in the Property Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

                (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are prepaid or mature; and

                (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

            (e) Subject to Section 3.09(a), the Property Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action") which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if such Property Trustee shall have failed to take such Legal Action, the Holders of the Capital Securities may, to the extent permitted by applicable law, take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of prepayment, on the prepayment date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

            (f) The Property Trustee shall continue to serve as a Trustee until either:

                (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                (ii) subject to Section 5.07(a) and (c), a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
Section 5.07.

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration and the terms of such Securities. The Property Trustee must exercise the powers set forth in this Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

            (h) The Property Trustee shall be authorized to undertake any actions set forth inss. 317(a) of the Trust Indenture Act.

            (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

     Section 3.09 Certain Duties and Responsibilities of the Trustees and Administrators.

            (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees or Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release an Administrator or Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating thereto to the Trust or to the Holders, such Administrator or Trustee shall not be liable to the Trust or to any Holder for such Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

            (c) All payments made by the Property Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 3.09(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

            (d) No provision of this Declaration shall be construed to relieve the Property Trustee from liability with respect to matters that are within the authority of the Property Trustee under this Declaration for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (i) the Property Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.08(c)(i) and except to the extent otherwise required by law; and

                (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

     Section 3.10 Certain Rights of Property Trustee.

         Subject to the provisions of Section 3.09:

            (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

            (b) if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action, or
(ii) in construing any of the provisions of this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of the Capital Securities are entitled to vote under the terms of this Declaration, the Property Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

            (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

            (d) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate as to factual matters (other than the interpretation of this Declaration) which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

            (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any-financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

            (f) the Property Trustee may consult with counsel, at the expense of the Sponsor, or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have offered to the Property Trustee security indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided, that, nothing contained in this Section 3.10(g) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, other evidence of indebtedness or other paper or document, provided, that, nothing contained in this Section 3.10(h) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration unless requested in writing to do so by one or more Holders, but the Property Trustee, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

            (j) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

            (k) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions shall be given by the Holders of the same proportion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
(ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected fully acting in or accordance with such instructions;

            (l) except as otherwise expressly provided in this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

            (m) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

            (n) no provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 3.11 Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Administrators or the Property Trustee described in this Declaration. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act and taking such actions as are required to be taken by the Delaware Trustee under the Business Trust Act.

     Section 3.12 Execution of Documents.

                  Subject to the provisions of Section 3.11, unless otherwise determined in writing by the Property Trustee, and except as otherwise required by the Business Trust Act, the Property Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute on behalf of the Trust any documents that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 3.06.

     Section 3.13 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. Neither the Administrators nor the Trustees make any representations as to the value or condition of the property of the Trust or any part thereof. Neither the Administrators nor the Trustees make any representations as to the validity or sufficiency of this Declaration or the Securities.

     Section 3.14 Duration of Trust.

                  The Trust, unless dissolved pursuant to the provisions of
Article VIII hereof, shall have existence up to November 18, 2051.

     Section 3.15 Mergers.

            (a) The Trust may not merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) of this Declaration and Section 3 of Annex I.

            (b) The Trust may, at the request of the Sponsor, with the consent of the Property Trustee and without the consent of the Delaware Trustee or the Holders of the Securities, merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                (i) such successor entity (the "Successor Entity") either:

                       (A) expressly assumes all of the obligations of the Trust
               under the Securities; or

                       (B) substitutes for the Securities other securities
               having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                (ii) the Property Trustee expressly appoints, pursuant to the procedures set forth in Section 5.07(a) hereof, a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                (iv) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than any dilution of such Holders' interests in the new entity);

                (vi) such Successor Entity has a purpose identical to that of the Trust;

                (vii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Property Trustee has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                       (A) such merger, conversion, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                       (B) following such merger, conversion, consolidation,
               amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                       (C) following such merger, conversion, consolidation,
               amalgamation, replacement, conveyance, transfer, or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of all Holders of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     SPONSOR

     Section 4.01 Sponsor's Purchase of Common Securities.

                  At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are issued and sold.

Section 4.02 Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

            (a) if necessary, to prepare a prospectus or a prospectus supplement relating to the offer and sale of the Capital Securities, as the case may be, including any amendment or supplement thereto;

            (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (c) if deemed necessary or advisable, to prepare for filing and request the Administrators to cause the filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

            (d) if required, to prepare for filing by the Trust with the Commission of a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

            (e) to negotiate the terms of the Purchase Agreement providing for the sale of the Capital Securities.

            (f) to take any other action necessary or desirable to carry out any of the foregoing activities.

Section 4.03 Right to Proceed.

                  The Sponsor acknowledges the rights of the Holders of the Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute Direct Actions against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                   ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

     Section 5.01 Number of Trustees; Appointment of Co-Trustee.

                  The number of Trustees initially shall be two (2), and:

            (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities; provided, however, that there shall be a Delaware Trustee if required by Section 5.02; and there shall always be one Trustee who shall be the Property Trustee and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     Section 5.02 Delaware Trustee.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a) a natural person who is a resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law including ss.3807 of the Business Trust Act, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     Section 5.03 Property Trustee; Eligibility.

            (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

                (i) not be an Affiliate of the Sponsor; and

                (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.07(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee shall eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act or this Declaration.

            (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

            (e) The initial Property Trustee shall be:

                  Bankers Trust Company
                  4 Albany Street, 4th Floor
                  New York, New York 10006
                  Attention: Corporate Trust and Agency Group --
                              Corporate Market Services

     Section 5.04. Certain Qualifications of the Delaware Trustee Generally.

                  The Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     Section 5.05. Administrators.

            (a) The initial Administrators shall be:

                  Philip S. Toohey
                  Robert M. Butcher and
                  Michael P. Doherty
                  HSBC USA Inc.
                  452 Fifth Avenue
                  New York, New York  10018

            (b) The foregoing Administrators have been appointed by the Holders of the Common Securities. The Administrators shall be appointed by the Holders of a Majority in Interest of Common Securities and may be removed by the Holders of a Majority in Interest of Common Securities at any time. Each Administrator (excluding the foregoing) shall sign an agreement agreeing to comply with the terms of this Declaration. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

            (c) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 5.05, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all duties imposed upon the Administrators by this Declaration.

                  Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holders of a Majority in Interest of Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Administrators if there were at least two of them prior to such vacancy.

            (d) Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator.

     Section 5.06. Delaware Trustee.

                  The initial Delaware Trustee shall be:

                  Bankers Trust (Delaware)
                  E.A. Delle Donne Corporate Center
                  Montgomery Building
                  1011 Centre Road
                  Wilmington, Delaware  19805-1266

                  Attention:  Ms. Elizabeth Ferry

     Section 5.07. Appointment, Removal and Resignation of Trustees.

            (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 5.07.

                  Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Holders and by appointing a successor Relevant Trustee. The Property Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the Property Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges. If the instrument of acceptance by the successor Trustee required by Section 5.07 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. The Property Trustee shall have no liability for the selection of such successor pursuant to this Section 5.07.

                  The Property Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) if an Event of Default shall have occurred and be continuing at any time.

                  If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, the Holders of Capital Securities, by act of the Holders of a Majority in Liquidation Amount of the Capital Securities then outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of this Section 5.07. If no successor Relevant Trustee shall have been so appointed by the Holders of the Capital Securities and accepted an appointment in the manner required by this Section 5.07, any Holder who has been a Holder of Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 5.07(b) and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures in this Section 5.07 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration).

            (b) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust and (ii) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and, upon the execution and delivery of such amendment, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust.

            (c) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.07 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (d) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

            (e) No appointment of any Successor Property Trustee shall be effective until all amounts not subject to a good faith dispute which are known to be owned to the Property Trustee and which are then due have been paid, provided that upon such payment, within five Business Days of a request by the Sponsor, the Property Trustee shall certify that all such amounts have been paid.

     Section 5.08. Vacancies Among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.07.

     Section 5.09. Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee or Administrator shall not operate to annul the Trust.

                  Section 5.10. Meetings of the Trustees and the Administrators.

                  Meetings of the Trustees and the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be held at a time and place fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator, as the case may be.

     Section 5.11. Delegation of Power.

            (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

            (b) The Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 5.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any Person into which any Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI.

                                  DISTRIBUTIONS

     Section 6.01. Distributions.

                  Each Holder shall receive Distributions in accordance with the terms of such Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee or any other payments with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the respective terms of the Securities held by them.

                                  ARTICLE VII.

                             ISSUANCE OF SECURITIES

     Section 7.01. General Provisions Regarding Securities.

            (a) The Administrators shall on behalf of the Trust issue one class of trust preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"), which is incorporated in and expressly made a part of this Declaration. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

            (b) The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

            (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

            (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     Section 7.02. Execution and Authentication.

            (a) The Securities shall be signed on behalf of the Trust by one Administrator or more by manual or facsimile signature. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrator; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrator.

            (b) A Common Security shall be valid upon execution by an Administrator without any act of the Property Trustee. A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Administrator, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.06.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate.

     Section 7.03. Form and Dating.

                  The Capital Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by the execution thereof by one or more of them. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to be bound thereby. Except as provided in
Section 7.03(a), the Capital Securities and the Common Securities shall be issued in definitive, fully registered form without distribution coupons ("Definitive Securities"). The Common Securities shall be issued with the restricted securities legend set forth in Exhibit A-2 hereto.

            (a) Global Securities. At the option of the Sponsor, Capital Securities may be issued in the form of one or more, permanent global Securities in definitive, fully registered form without Distribution coupons with the appropriate global legends set forth in Exhibit A-1 hereto (a "Global Capital Security"), which may be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Property Trustee or the Registrar, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Capital Securities represented by the Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

            (b) Book-Entry Provisions. This Section 7.03(b) shall apply only to Global Capital Securities to be deposited with or on behalf of the Clearing Agency.

                  The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.03, authenticate and make available for delivery initially one or more Global Capital Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee or the Registrar as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Capital Security held on their behalf by the Clearing Agency or by the Property Trustee or the Registrar as the custodian of the Clearing Agency or under such Global Capital Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

            (c) Definitive Capital Securities. Except as provided in Section 7.09, owners of beneficial interests in a Global Capital Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities").

     Section 7.04. Registrar and Paying Agent.

                  The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar") and (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-Registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar and the term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-Registrar without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Sponsor. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent, Registrar and co-Registrar for the Common Securities.

                  The Trust initially appoints HSBC Bank USA as Registrar and Paying Agent for the Capital Securities.

                  The Registrar and Paying Agent shall be entitled to all of the rights, protections, immunities and indemnities afforded to the Property Trustee hereunder.

     Section 7.05. Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions on the Securities, and will immediately notify the Property Trustee in writing if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     Section 7.06. Replacement Securities.

                  If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such holder for its expenses in replacing a Security.

                  Every replacement Security is an additional beneficial interest in the Trust.

     Section 7.07. Outstanding Capital Securities.

                  The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  If a Capital Security is replaced, paid or purchased pursuant to Section 7.06 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

                  If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

                  A Capital Security does not cease to be outstanding because the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

     Section 7.08. Capital Securities in Treasury.

                  In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust or the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

     Section 7.09. Temporary Securities.

            (a) Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Capital Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

            (b) A Global Capital Security deposited with the Clearing Agency or with the Property Trustee or the Registrar as custodian for the Clearing Agency pursuant to Section 7.03 shall be transferred to the beneficial owners thereof in the form of Definitive Capital Securities only if (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice,
(ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Capital Securities.

            (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of Definitive Capital Securities pursuant to this Section 7.09 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate Liquidation Amount of Securities of authorized denominations in the form of Definitive Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

            (d) Subject to the provisions of Section 7.09(c), the Holder of a Global Capital Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

            (e) In the event of the occurrence of any of the events specified in
Section 7.09(b), the Trust will promptly make available to the Property Trustee or the Registrar a reasonable supply of Definitive Capital Securities in fully registered form without distribution coupons.

     Section 7.10. Cancellation.

                  The Trust at any time may deliver Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy the Securities.

     Section 7.11. CUSIP Numbers.

                  The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                 ARTICLE VIII.

                              DISSOLUTION OF TRUST

     Section 8.01. Dissolution of Trust.

            (a) The Trust shall automatically be dissolved and its affairs wound up upon the earliest to occur of the following events:

                (i) upon the bankruptcy of the Sponsor;

                (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                (iii) following the distribution, after satisfaction of the liabilities of the Trust to the creditors of the Trust, of a Like Amount of the Debentures to the Holders of the Securities pursuant to the terms thereof upon receipt of the following: (A) a written direction from the Sponsor while the Debentures are outstanding requiring the Property Trustee to dissolve the Trust and distribute a Like Amount of the Debentures to Holders of the Securities; (B) evidence satisfactory to the Administrators and the Property Trustee of the prior approval of the Federal Reserve Board and the FSA or an independent opinion of counsel experienced in such matters addressed to the Administrators and the Property Trustee to the effect that no such approval is then required under the applicable capital guidelines or policies of the Federal Reserve Board and the FSA; and (C) an independent opinion of counsel experienced in such matters addressed to the Trust, which opinion may rely on published rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures;

                (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall, after satisfaction of the liabilities of the Trust to the creditors of the Trust, have been paid to the Holders in accordance with the terms of the Securities;

                (vi) upon the repayment of the Debentures or at such time as no Debentures are outstanding; or

                (vii) the expiration of the term of the Trust provided in
Section 3.14.

            (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a) and after the completion of the winding up of the affairs of the Trust, the Administrators shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

            (c) The provisions of Section 3.09 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX.

                              TRANSFER OF INTERESTS

     Section 9.01. Transfer of Securities.

            (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

            (b) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration.

            (c) To the fullest extent permitted by law, the Sponsor may not transfer the Common Securities.

            (d) The Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrators duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

     Section 9.02. Transfer Procedures.

            (a) Authentication of Definitive Capital Securities. If at any time Global Capital Securities are outstanding:

                (i) there occurs a Default or an Event of Default which is continuing,

                (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Declaration, or

                (iii) the Trust is required to exchange such Global Capital Securities for Definitive Capital Securities as described in Section 7.09(b),

then an Administrator on behalf of the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrator requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Securities, in exchange for such Global Capital Securities.

            (b) Cancellation or Adjustment of Global Capital Security. Notwithstanding any other provisions herein, at such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Capital Security) with respect to such Global Capital Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

            (c) Obligations with Respect to Transfers and Exchanges of Capital Securities.

                (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

                (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                (iii) The Registrar or co-Registrar shall not be required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or
(b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                (iv) Prior to the due presentation for registrations of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

                (v) All Capital Securities issued upon any transfer pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such transfer or exchange.

            (d) No Obligation of the Property Trustee.

                (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 9.03. Deemed Security Holders.

                  The Trust, the Administrators, the Trustees, the Paying Agent and the Registrar may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent or the Registrar shall have actual or other notice thereof.

     Section 9.04. Book-Entry Interests.

                  Global Capital Securities, if any, shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency. If Global Capital Securities are issued and deposited with or on behalf of the Clearing Agency pursuant to Section 7.03(a), then no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Section 7.09. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 7.09:

            (a) the provisions of this Section 9.04 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

            (c) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section
9.04 shall control; and

            (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

     Section 9.05. Notices to Clearing Agency.

                  Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Administrators shall give all such notices and communications specified herein to be given to the Holders of Global Capital Security to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

     Section 9.06. Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Property Trustee may, in its sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                   ARTICLE X.

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     Section 10.01. Liability.

            (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

            (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

            (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 10.02. Exculpation.

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     Section 10.03. Fiduciary Duty.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

                (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, each Covered Person or Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     Section 10.04. Indemnification.

            (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                (iii) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                (iv) Any indemnification of an Administrator under paragraphs
(i) and (ii) of this Section 10.04(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs
(i) and (ii). Such determination shall be made (1) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                (v) Expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.04(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrators, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.04(a) shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 10.04(a) is in effect. Any repeal or modification of this Section 10.04(a) shall not affect any rights or obligations then existing.

                (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this
Section 10.04(a).

                (viii) For purposes of this Section 10.04(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.04(b) shall survive the satisfaction and discharge of this Declaration or the earlier resignation or removal of such Fiduciary Indemnified Person.

     Section 10.05. Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.03(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XI.

                                   ACCOUNTING

     Section 11.01. Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     Section 11.02. Certain Accounting Matters.

            (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

            (b) The Administrators shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

            (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

            (d) The Administrators shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

     Section 11.03. Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrators; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     Section 11.04. Withholding.

                  The Administrators on behalf of the Trust shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII.

                             AMENDMENTS AND MEETINGS

     Section 12.01. Amendments.

            (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Property Trustee, the Delaware Trustee and the Holders of the Common Securities.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                       (A) an Officers' Certificate from each of the Trust and
               the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                       (B) an opinion of counsel (who may be counsel to the
               Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities),

         provided, however, that the Property Trustee shall not be required to sign any such amendment:

                (iii) to the extent the result of such amendment would be to:

                       (A) cause the Trust to fail to continue to be classified
               for purposes of United States federal income taxation as a grantor trust;

                       (B) reduce or otherwise adversely affect the powers of
               the Property Trustee in contravention of the Trust Indenture Act; or

                       (C) cause the Trust to be deemed to be an Investment
               Company required to be registered under the Investment Company
               Act.

            (c) After the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

            (d) In addition to and notwithstanding any other provision in this Declaration except Section 12.01(b)(iii), without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distributions on the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

            (e) Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities.

            (f) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

            (g) The rights of the holders of the Capital Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Capital Securities.

            (h) Notwithstanding Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provision with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; or

                (ii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of the Holders of the Securities, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders of the Securities.

     Section 12.02. Meetings of the Holders of Securities; Action by Written Consent.

            (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more notice in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                (iii) each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are at the time listed or trading, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, Quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII.

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

     Section 13.01. Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) The Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

            (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

     Section 13.02. Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

            (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

     Section 14.01. Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

            (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  HSBC USA Capital Trust [  ]
                  452 Fifth Avenue
                  New York, New York 10018
                  Telecopy number: (212) 525-6875

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                  Bankers Trust (Delaware)
                  E.A. Delle Donne Corporate Center
                  Montgomery Building
                  1011 Centre Road
                  Wilmington, Delaware  19805-1266
                  Attention: Ms. Elizabeth Ferry

            (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  Bankers Trust Company
                  4 Albany Street, 4th Floor
                  New York, New York 10006
                  Attention: Corporate Trust and Agency Group --
                                Corporate Market Securities

            (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  HSBC USA Inc.
                  452 Fifth Avenue
                  New York, New York 10018

            (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 14.02. Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     Section 14.03. Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     Section 14.04. Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 14.05. Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     Section 14.06. Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 14.07. Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Administrators to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                              Bankers Trust (Delaware),
                                              as Delaware Trustee


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              Bankers Trust Company,
                                              as Property Trustee


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              HSBC USA INC.,
                                              as Sponsor


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:





                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Administrator

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Administrator

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Administrator

                                     ANNEX I

                                    TERMS OF
                             [ ]% CAPITAL SECURITIES
                             [ ]% COMMON SECURITIES

         Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of [ ], [ ] (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities (collectively, the "Securities") are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Indenture or, if not defined therein, as defined in the prospectus supplement dated [ ]:

         1. Designation and Number.

            (a) Capital Securities. [   ] Capital Securities of the Trust,
with an aggregate Liquidation Amount with respect to the assets of the Trust of
[   ] dollars ($[   ]), and with a Liquidation Amount with respect to the assets of the Trust of $25.00 per Security, are hereby designated for the purposes of identification only as "[ ]% Capital Securities" (the "Capital Securities"). The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on which the Capital Securities are listed or quoted.

            (b) Common Securities. [   ] Common Securities of the Trust with
an aggregate Liquidation Amount with respect to the assets of the Trust of [   ]
dollars ($[ ]) and a Liquidation Amount with respect to the assets of the Trust of $25.00 per Security, are hereby designated for the purposes of identification only as "[ ]% Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2. Distributions.

            (a) Distributions payable on each Security will be fixed at a rate per annum of [ ]% (the "Coupon Rate") of the Liquidation Amount of $25.00 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one [semi-annual] [quarterly] period will bear additional distributions thereon compounded [semi-annually] [quarterly] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes any such additional distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

            (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or,
if no Distributions have been paid, from [   ], [ ], and will be payable
[semi-annually] [quarterly] in arrears on [     ] of each year, commencing on
[   ], [ ], except as otherwise described below. The amount of Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period of less than a full calendar month on the basis of the actual number of days elapsed in such month. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of Distributions payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date"). So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding [ ] consecutive [semi-annual] [quarterly] periods, including the first such [semi-annual] [quarterly] period during such period (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions to which Holders of Securities are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] [quarterly] from the relevant Distribution Dates during any Extension Period. Prior to the expiration of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all previous and further extensions, if any, within such Extension Period, may not exceed [ ] consecutive [semi-annual] [quarterly] periods, including the first [semi-annual] [quarterly] period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

            (c) If the Company does not pay all or any of the principal of the Securities at the Maturity Date, the obligation to make such payment at the Maturity Date shall be deferred automatically until the first Business Day after the date that falls six months after the Maturity Date. Any payment so deferred will accrue interest at the Coupon Rate for the period of such deferral and shall not be deemed to have become or be due prior to such first Business Day for any purpose (including, without limitation, for the purposes of ascertaining whether or not any Event of Default has occurred).

            (d) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the first day of the month in which the relevant Distribution Date occurs. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as follows: (i) if the Capital Securities are held in global form by a Clearing Agency (or its nominee), in accordance with the procedures of the Clearing Agency; and (ii) if the Capital Securities are held in definitive form, by check mailed to the address of the Holder thereof as reflected in the records of the Registrar unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture.

            (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) pursuant to Section 8 among the Holders of the Securities.

         3. Liquidation Distribution Upon Dissolution.

         In the event of any dissolution of the Trust or the Sponsor otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.01(a)(iii) of the Declaration, the Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Debentures, unless such Distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for Distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $25.00 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis as set forth in Section 8.

         4. Redemption and Distribution.

            (a) Upon the repayment of the Debentures on the Maturity Date thereof (which under the provisions of the Indenture may be deferred according to the provisions thereof) or prepayment thereof (in whole or in part) prior thereto in accordance with the terms thereof, the proceeds from such repayment or prepayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment or prepayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Maturity Date, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures upon the occurrence and continuation of a Special Event (as defined below), the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures other than as a result of the occurrence and continuance of a Special Event, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price".

            (b) (i) The "Maturity Redemption Price" shall mean a price equal to 100% of the Liquidation Amount of the Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any.

                (ii) "Optional Redemption Price" shall mean a price equal to [ ]% of the Liquidation Amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such redemption.

                (iii) "Special Event" means either a Regulatory Capital Event or a Tax Event, each as defined in the Indenture.

                (iv) "Special Event Redemption Price" shall mean a price equal to [the greater of (i)] 100% of the Liquidation Amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such prepayment [or (ii) the sum, as determined by a Quotation Agent, of the present values of 100% of the principal amount of the Debenture plus the remaining scheduled payments of interest thereon from the prepayment date to and including the Initial Optional Prepayment Date, in each case discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate.]

            (c) On and from the date fixed by the Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding; (ii) each Holder of Securities will receive a registered certificate or certificates representing the Debentures to be delivered upon such distribution; and (iii) Securities will be deemed to represent beneficial interests in a Like Amount of Debentures, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, until such Securities are presented to the Registrar or its agent for cancellation and such Debentures are transferred to the Holders of such Securities.

            (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods that expire on or before the date of redemption.

            (e) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for repayment or prepayment of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by a Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency or its nominee and disbursed by such Clearing Agency or its nominee in accordance with the procedures applied by such agency or nominee.

                (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, such notice shall be irrevocable and (A) with respect to Capital Securities registered in the name of or held of record by a Clearing Agency or its nominee, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or prepayment of the Debentures by 10:00 a.m., New York City time, on the Maturity Date or the date of prepayment, as the case may be, the Property Trustee or the Paying Agent will pay to the Clearing Agency or its nominee funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities, and
(B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or prepayment of the Debentures, the Property Trustee or the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities against presentation to the Registrar of the certificates therefor. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee to pay the Redemption Price (including all unpaid Distributions) with respect to the Securities called for redemption, then immediately prior to the close of business on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                (iv) Payment of accumulated and unpaid Distributions on the redemption date of any Securities will be subject to the rights of Holders of such Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                (v) Neither the Administrators nor the Trust shall be required to register or cause to be registered the transfer of (A) any Securities beginning on the opening of business 15 days before the day of mailing of a Redemption/Distribution Notice or (B) any Securities selected for redemption (except the unredeemed portion of any Security being redeemed). If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or the Paying Agent or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, on the date fixed for redemption, (A) Distributions on such Securities will continue to accumulate from such redemption date to the actual date of payment, and (B) the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal and English securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement provided further that such Capital Securities are thereupon submitted to the Property Trustee for cancellation.

         5. Voting Rights - Capital Securities.

            (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

            (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

         If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on any due date (including any Interest Payment Date or prepayment date or the Maturity
Date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holders will be subrogated to the rights of the Holders of Capital Securities to the extent of any payment made by the Debenture Issuer to the Holders of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

         Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.

         No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6. Voting Rights - Common Securities.

            (a) Except as provided under Sections 6(b), 6(c), and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

            (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

            (c) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each Holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

         If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (including any Interest Payment Date or prepayment date or the Maturity
Date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with any Direct Action, the rights of the Common Securities Holders will be subrogated to the rights of the Holders of Capital Securities to the extent of any payment made by the Debenture Issuer to Holders of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7. Amendments to Declaration.

         The Declaration may be amended from time to time by the Property Trustee, the Delaware Trustee, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provision in the Declaration that may be inconsistent with any other provisions, or to make any other provision with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder of Securities. Any amendments of the Declaration pursuant to the foregoing shall become effective when notice thereof is given to the Holders of the Securities. The Declaration also may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an investment company under the Investment Company Act, provided that, without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

         8. Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate Liquidation Amount of Capital Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

         9. Ranking.

         The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

         10. Acceptance of Securities Guarantee and Indenture.

         Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

         11. No Preemptive Rights.

         The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

         12. Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

         [IF THIS GLOBAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

         [THIS CAPITAL SECURITY MAY NOT BE PURCHASED BY AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH PLAN, OR A GOVERNMENTAL OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.]

Certificate Number:                                Aggregate Liquidation Amount:

CUSIP NO.:                                                    $


                    Certificate Evidencing Capital Securities
                                       of
                           HSBC USA CAPITAL TRUST [ ]

                             [ ]% Capital Securities
                (Liquidation Amount $25.00 per Capital Security)


         HSBC USA CAPITAL TRUST [ ], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of ____________ securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [ ]% Capital Securities (Liquidation Amount $25.00 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are set forth herein, in the reverse hereof and in the Declaration of Trust of the Trust dated as of [ ], [ ], as the same may be amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend, form or certificate hereon shall have the meaning given to it in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.

         By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ______ , _______.


                                          HSBC USA CAPITAL TRUST [  ]


                                          By:
                                               ------------------------
                                                 Name:
                                                 Administrator



         PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:
       ----------------

                                                   BANKERS TRUST COMPANY,
                                                    as Property Trustee


                                                   By:
                                                       -------------------------
                                                       Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Capital Security will be fixed at a rate per annum of [ ]% (the "Coupon Rate") of the Liquidation Amount of $25.00 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from [ ], [ ] and will be payable semi-annually in arrears on [ ] and [ ] of each year, commencing on [ ], [ ], except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payment of interest on the Indenture by extending the interest period at any time and from time to time for a period not exceeding [ ] consecutive calendar [semi-annual] [quarterly] periods, including the first such [semi-annual] [quarterly] period during such extension period (each, an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, [semi-annual] [quarterly] Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] [quarterly] during any Extension Period. Prior to the termination of such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions, if any, within such Extension Period, may not exceed [ ] consecutive [semi-annual] [quarterly] periods, including the first [semi-annual] [quarterly] period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the prior approval of the Federal Reserve Board or the FSA if such approval is then required under applicable law or capital guidelines or policies of the Federal Reserve Board or the FSA, and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Capital Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:


_____________________________

_____________________________

_____________________________

(Insert assignee's social security or tax identification number)

_____________________________

_____________________________

_____________________________

(Insert address and zip code of assignee)

and irrevocably appoints

_____________________________

_____________________________

_____________________________ agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------

Signature:
           ------------------------------
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:




------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH HSBC USA INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS COMMON SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS COMMON SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
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i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (E), THE TRANSFEROR TO DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF EXHIBIT B OF THE DECLARATION. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Certificate Number                                   Number of Common Securities


                    Certificate Evidencing Common Securities
                                       of
                           HSBC USA Capital Trust [ ]

                             [ ]% Common Securities
                 (Liquidation Amount $25.00 per Common Security)


         HSBC USA CAPITAL TRUST [ ], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that HSBC USA Inc. (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [ ]% Common Securities (Liquidation Amount $25.00 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are set forth herein, on the reverse hereof and in the Declaration of Trust of the Trust dated as of [ ], [ ], as the same may be amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend, form or certificate hereon shall have the meaning given to it in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to any Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

         By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of _________ , ___.


                                          HSBC USA CAPITAL TRUST [  ]


                                          By:
                                              ----------------------------------
                                                Name:
                                                Administrator

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of [ ]% (the "Coupon Rate") of the Liquidation Amount of $25.00 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

         Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from [ ], [ ]and will be payable semi-annually in arrears on [ ] and [ ] of each year, commencing on [ ], [ ], except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30 day months and, for any period of less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default (as defined herein) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payment of interest on the Debenture by extending the interest payment period at any time and from time to time for a period not exceeding [ ] consecutive calendar [semi-annual] [quarterly] periods, including the first such [semi-annual] [quarterly] period during such extension period (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] [quarterly] during any Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions, if any, within such Extension Period, may not exceed [ ] consecutive [semi-annual] [quarterly] periods, including the first [semi-annual] [quarterly] period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first Distribution Date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the prior approval of the Federal Reserve Board or the FSA if such approval is then required under applicable law or capital guidelines or policies of the Federal Reserve Board or the FSA and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time liquidate the Trust and cause the Debentures to be distributed to the holders to the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_____________________________

_____________________________

_____________________________

(Insert assignee's social security or tax identification number)

_____________________________

_____________________________

_____________________________

(Insert address and zip code of assignee)

and irrevocably appoints

_____________________________

____________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ----------------------------

Signature:
           --------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee*:

------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

[Include the following if the Common Security bears a Restricted Common Securities Legend -

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

                (1) [ ] exchanged for the undersigned's own account without transfer; or

                (2) [ ] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

                (3) [ ] transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

                (4) [ ] transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Preferred Security for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

                (5) [ ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

                (6) [ ] transferred pursuant to an effective registration statement

Unless one of the boxes is checked, the Registrar will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3),
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Common Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box 2 is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box 4 is checked, the transferee must also provide a Transferee Representation Letter in the form of Exhibit B of the Declaration.

Date:
      ----------------------------

Signature:
           --------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)